UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

REPAY HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38531	98-1496050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 West Paces Ferry Road

Suite 200

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 504-7472

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2022, Repay Holdings Corporation (the “Company”) held its annual meeting of the stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Repay Holdings Corporation Omnibus Incentive Plan (the “Amended and Restated Plan”). The Amended and Restated Plan had previously been approved by the Board on April 14, 2022, subject to stockholder approval. The purpose of the Amended and Restated Plan is to: (i) increase the number of shares that may be granted as awards by 6,500,000; (ii) extend the term of the Amended and Restated Plan to April 1, 2032; (iii) provide that equity-based awards granted shall vest no earlier than the first anniversary of the date the award is granted and performance-based awards must have a performance period of at least one year, with certain exceptions; (iv) provide for the express treatment of outstanding awards granted in the event of a change in control of the Company; and (v) provide that the fair value of awards granted to any non-employee member of the Board during any one calendar year shall not be in excess of Six Hundred Fifty Thousand Dollars ($650,000). A total of 13,826,728 shares of the Company’s Class A common stock are available for issuance under the Amended and Restated Plan.

More detailed descriptions of the material terms of the Amended and Restated Plan are included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2022 (the “Proxy Statement”) under the heading “Proposal Four: Approval of the Amendment and Restatement of the Company’s Omnibus Incentive Plan.” The foregoing summary description of the Amended and Restated Plan is qualified in its entirety by reference to the actual terms of such plan, which is incorporated herein by reference as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2022, at the Annual Meeting, the Company’s stockholders approved certain amendments to the Certificate of Incorporation of the Company (the “Amendment”). The material terms of the amended terms of the Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement under the headings “Proposal Five: Approval of the Amendment to the Company’s Certificate of Incorporation to Declassify the Board of Directors” and “Proposal Six: Approval of the Amendment to the Company’s Certificate of Incorporation to Remove Certain Supermajority Voting Requirements.” In all other respects, the terms of the Certificate of Incorporation remain unchanged from those in effect prior to the Amendment. Following stockholder approval, the Company filed the Amendment on June 8, 2022, with the Secretary of State of Delaware. The Amendment became effective upon filing.

The foregoing summary description of the amendments to the Company’s Certificate of Incorporation is qualified in its entirety by reference to the actual text of the Amendment, which is incorporated herein by reference as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of the Board’s solicitation. At the Annual Meeting, the Company’s stockholders considered six proposals disclosed in the Company’s Proxy Statement. The final voting results were as follows:

Proposal 1: Election of Class III Directors for Terms Expiring at the 2023 Annual Meeting of Stockholders (if Proposal Five is approved) or at the 2025 Annual Meeting of Stockholders (if Proposal Five is not approved).

	Shares Voted For	Shares Withheld	Broker Non-Votes
William Jacobs	82,809,723	1,706,003	4,137,366
Peter J. Kight	82,865,473	1,650,253	4,137,366
John Morris	83,280,608	1,235,118	4,137,366

As a result of this vote and the approval of Proposal Five described below, each nominee was elected to serve as a director for a term expiring at the 2023 annual meeting of stockholders.

Proposal 2: Advisory Vote on Executive Compensation.

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
82,538,732	1,669,422	307,572	4,137,366

As a result, the Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal 3: Ratification of the Audit Committee’s appointment of Grant Thornton, LLP as the Independent Registered Public Accountant.

Shares Voted For	Shares Voted Against	Abstained
88,641,776	8,244	3,072

As a result, the Company’s stockholders ratified the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 4: Approval and adoption of an amendment and restatement of the Omnibus Incentive Plan.

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
82,263,118	2,239,880	12,728	4,137,366

As a result, the Company’s stockholders approved and adopted the Amended and Restated Omnibus Incentive Plan.

Proposal 5: Approval and adoption of an amendment to the Certificate of Incorporation to declassify the Board of Directors.

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
84,194,640	23,277	297,809	4,137,366

As a result, the Company’s stockholders approved and adopted the amendment to the Certificate of Incorporation to declassify the Board of Directors.

Proposal 6: Approval and adoption of an amendment to the Certificate of Incorporation to remove certain supermajority voting requirements.

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
84,500,904	14,482	340	4,137,366

As a result, the Company’s stockholders approved and adopted the amendment to the Certificate of Incorporation to remove certain supermajority voting requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Repay Holdings Corporation Certificate of Incorporation (Effective as of June 8, 2022)

10.1	Repay Holdings Corporation Omnibus Incentive Plan (as Amended and Restated Effective as of April 14, 2022) (incorporated by reference to Annex A to the Company’s proxy statement (File No. 001-38531), filed with the SEC on April 27, 2022)

104	Cover page (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation

Dated: June 9, 2022	By:	/s/ Tyler B. Dempsey
Tyler B. Dempsey
General Counsel and Corporate Secretary